Exhibit 10.5

WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS that I, RONALD S. BERTHIAUME of 80 Columba Street, Apt. B, Chicopee, Hampden County, Massachusetts

For consideration of SIXTY THOUSAND and 00/100 ($60,000.00) DOLLARS

GRANT TO DUANE C. BENNETT, of 18 Brookmont Drive, Wilbraham, Hampden County, Massachusetts, Individually

With WARRANTY COVENANTS

The land with the buildings thereon situated in Chicopee, Hampden County, Massachusetts, bounded and described as follows:

Beginning at an iron rod on the southwesterly side of School Street, at the southeasterly corner of land formerly of Ignacy Statkin, now supposed to belong to one Hosman, and thence running

Southeasterly	on said School fifty-six (56) feet to land formerly of A.L. Page, now supposed to belong to one Maguder; thence running

Westerly
along last named land seventy-five (75) feet to land now or formerly of one Farrell; thence running at right angles with last named line along land now or formerly of said Farrell about eleven and one-half (11 ½) feet to land formerly of one Meyer now supposed to belong to one Pirog; thence running

Northerly
along last named land about twenty-four and one-half (24 ½) feet to an iron rod in the ground at land of said Hosman; and thence running along last named land North 56 East about ninety-two and one-half (92 ½) feet to School Street, to the point of beginning.

Being the same premises conveyed to Ronald S. Berthiaume by deed of Edward F. Ranval dated September 29, 2000 and recorded with the Hampden County Registry of Deeds, Book 111353, Page 331.

Witness my hand and seal this 27th day of August, 2003

/s/ Jeffrey S. Bohnet                                                                 /s/ Ronald S. Berthiaume
Witness, Jeffrey S. Bohnet                                                                                 RONALD S. BERTHIAUME

COMMONWEALTH OF MASSACHUSETTS

HAMPDEN:  SS August 27, 2003

Then personally appeared the above named Ronald S. Berthiaume and acknowledged the foregoing instrument to be his free act and deed before me.

/s/ Jeffrey S. Bohnet
Jeffrey S. Bohnet
Notary Public
My Commission Exp:  5/27/05